EQUITY FUNDS

PROSPECTUS AND SUMMARY PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SUPPLEMENT DATED MAY 18, 2017 TO

PROSPECTUS FOR THE EQUITY FUNDS DATED JULY 31, 2016, AS SUPPLEMENTED; AND

SUMMARY PROSPECTUS FOR THE LARGE CAP EQUITY FUND DATED JULY 31, 2016

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE LARGE CAP EQUITY FUND

On May 17, 2017, the Board of Trustees (the “Board”) of Northern Funds (the “Trust”) approved a Plan of Reorganization, which contemplates the reorganization of the Large Cap Equity Fund, a series of the Trust (the “Acquired Fund”), with and into the Large Cap Core Fund, also a series of the Trust, (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”). The reorganization is expected to take effect on or about July 21, 2017 or such other date the Board or an authorized officer of the Trust may determine. The reorganization does not require a shareholder vote by the Acquired Fund’s shareholders, but the reorganization is subject to the satisfaction of certain conditions. More information about the Acquiring Fund and the definitive terms of the reorganization will be included in an information statement that will be mailed to shareholders at a later date.

After the close of business on June 1, 2017, the Acquired Fund will discontinue accepting orders from shareholders for the purchase of Acquired Fund shares or exchanges into the Acquired Fund from other funds of the Trust; provided, however, that existing shareholders of the Acquired Fund may continue to purchase, redeem and exchange shares subject to the account policies described in the Acquired Fund’s prospectus. Additionally, employee benefit plans and certain financial institutions providing services to employee benefit plans that hold shares of the Acquired Fund as of the close of business on June 1, 2017 may continue to purchase shares of the Acquired Fund.

After considering the recommendation of Northern Trust Investments, Inc. (“NTI”), the Funds’ investment adviser, the Board concluded that the reorganization would be in the best interests of each Fund and their shareholders and shareholders’ interests will not be diluted as a result of the reorganization. It is expected that the reorganization of the Funds will be effected on a tax-free basis for federal income tax purposes. This tax-free treatment, however, does not extend to transactions that occur prior to, or after, the reorganization. NTI currently expects that the Acquired Fund will sell up to 66% of its portfolio holdings prior to the reorganization. These sales would result in brokerage commissions and other transaction costs, and are expected to result in the realization of capital gains that would be distributed to shareholders as taxable distributions (aside from tax-exempt accounts) prior to the reorganization. During this time, the Acquired Fund may depart from its stated investment objectives and strategies. SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENT IN THE ACQUIRED FUND AND THE TAX IMPACT OF THE REORGANIZATION OF THE ACQUIRED FUND.

If a shareholder redeems shares of the Acquired Fund within two days of the effective date of the reorganization, the payment of proceeds may be delayed for up to seven days.

Please retain this Supplement with your Prospectus and Summary Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT LCE (5/17)

NORTHERN FUNDS PROSPECTUS